UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2022
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market

Item 7.01 Regulation FD Disclosure

FactSet Research Systems Inc. (“FactSet” or the “Company") hereby furnishes the Investor Presentation that the Company intends to use from time to time on or after January 5, 2022 with respect to its proposed acquisition of CUSIP Global Services. FactSet may use the Investor Presentation with investors, analysts, lenders, creditors, insurers, vendors, clients, employees and others. The Investor Presentation is furnished herewith as Exhibit 99.1 and also will be made available on the Company’s website at factset.com.

The information contained in the Investor Presentation is summary information that should be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation is current as of the date of this Current Report on Form 8-K. To the extent that estimates, targets or other forward-looking statements are included in the Investor Presentation, the Company specifically disclaims any duty or obligation to publicly update or revise such information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation of Factset Research Systems Inc. dated January 5, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

January 5, 2022	By:	/s/ LINDA S. HUBER
Linda S. Huber Executive Vice President, Chief Financial Officer (Principal Financial Officer)